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                                                                   EXHIBIT 23.08

                       CONSENT OF SIMBA INFORMATION INC.


          We hereby consent to the inclusion of certain industry data and the use of our name in connection therewith in the "Business" section of this Registration Statement on Form S-1 (Registration No. 333-27323) of At Home Corporation.


                                     /s/ Tom Schmalzl
                                     ------------------------------
                                     SIMBA INFORMATION INC.

Date:    July 3
      _____________, 1997